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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18
U.S.C. ss.1350, as adopted), the undersigned, Charles J. Drake, Chairman of the Board and Chief Executive Officer of Integral Vision, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003 (the "Periodic Report"), to which this Certification is attached as
Exhibit 32.1 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.




DATED:    November 14, 2003
      -------------------------
                                               /S/ Charles J. Drake
                                               ---------------------------------
                                               Charles J. Drake
                                               Chairman of the Board and
                                               Chief Executive Officer